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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 10, 2003

                          BUTLER MANUFACTURING COMPANY

                          Butler Manufacturing Company
                              1540 Genessee Street
                           Kansas City, Missouri 64102
                              Phone (816) 968-3000

                      Incorporated in the State of Delaware

                          Commission File No. 001-12335

                I.R.S. Employer Identification Number: 44-0188420





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ITEM 5.  WAIVER AND AMENDMENT TO CREDIT AGREEMENT

On February 3, 2003, Butler Manufacturing Company received a waiver from its Lenders to it Credit Agreement. The Lenders waived the event of default which occurred for failure to deliver documents granting security interest in collateral by January 31, 2003. Lenders amended the Second Amendment to the Credit Agreement extending the period of compliance to February 28, 2003, while limiting the Company's issuance of new Letters of Credit not to exceed $3,000,000, and no borrowings during the period ending February 28, 2003. A Copy of the amendment is attached as Exhibit 4.1.2 to this filing.












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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BUTLER MANUFACTURING COMPANY

February  10, 2003                                /s/ Larry C. Miller
---------------------                             ----------------------------
Date                                              Larry C. Miller
                                                  Vice President - Finance,
                                                  and Chief Financial Officer



February 10, 2003                                 /s/ John W. Huey
--------------------                              ----------------------------
Date                                              John W. Huey
                                                  Vice President,General Counsel
                                                  and Secretary






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